JOSEPHINE CHAUS


                                                                April 26, 1995

Board of Directors
Bernard Chaus, Inc.
1410 Broadway
New York, New York  10018

        RE:     EXTENSION OF DUE DATE ON SUBORDINATED NOTES
                OF BERNARD CHAUS, INC. (THE "COMPANY")

Gentlemen:

        Reference is made to the Subordinated Notes payable to me by the Company which are set forth on Schedule A (the "Notes"), each of which become due and payable on October 1, 1995. In view of the covenants under the Company's credit facility with BNY Financial Corp. which continue to prohibit payments of interest or principal under the Notes, I have agreed to extend the maturity date of the Notes. This letter shall constitute an amendment to each of the Notes to extend the due date thereof until April 1, 1996. Except as expressly modified herein, all of the provisions, terms and conditions contained in the Notes, as they may have been previously amended, shall remain in full force and effect.

                                        Very truly yours,


                                        \S\ Josephine Chaus
                                        ------------------------
                                        Josephine Chaus

Accepted and agreed to:

BERNARD CHAUS, INC.



BY:     \S\  Marc A. Zuckerman
        -------------------------------
        Marc A. Zuckerman, CCE, CCM, Treasurer & Assistant Secretary

Date:   April 28, 1995

001subor.doc



                                                           SCHEDULE A


                                                       SUBORDINATED NOTES


Payor:   Bernard Chaus, Inc.
Payee:   Josephine Chaus


PRINCIPAL AND ACCRUED INTEREST AT MARCH 31, 1995

                        ACCRUED              TOTAL PRINCIPAL AND
PRINCIPAL               INTEREST             ACCRUED INTEREST                  DATE
 $ 7,365,000           $1,173,304            $ 8,538,304                       6/30/86 as amended by  letters,  dated  6/15/88,
                                                                               5/17/90,  2/21/91,  7/31/91,  10/30/92,  9/9/93,
                                                                               10/18/93 and 12/31/93


   1,311,500              275,311              1,586,811                       8/1/93 as amended by letters dated  10/18/93 and
                                                                               12/31/93

     181,056               23,876                204,932                       12/31/93

     412,950               54,455                467,405                       12/31/93

   7,365,000            1,173,304              8,538,304                       6/30/86 as amended  by  letters  dated  6/15/88,
                                                                               5/17/90,  2/21/91,  7/31/91,  10/30/92,  9/9/93,
                                                                               10/18/93 and 12/31/93

     311,500              156,056                467,556                       8/1/93 as amended by letters dated  10/18/93 and
                                                                               12/31/93

     181,056               23,876                204,932                       12/31/93

     412,950               54,455                467,405                       12/31/93



$17,541,012            $2,934,637            $20,475,649